8-K 1 form8_k.htm

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event report):  April 28, 2010 (April 27, 2010)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On April 27, 2010, Geokinetics Inc., a Delaware corporation, (“Geokinetics” or the “Company”) held its 2010 Annual Meeting of Stockholders.  The total outstanding voting securities eligible to vote were 22,093,896 shares, which consisted of 17,933,008 shares of Common Stock, $0.01 par value, and 4,160,888 shares of Common Stock upon the conversion of  290,197 shares of Series B Senior Convertible Preferred Shares, $10.00 par value, voting together as a single class.  Of the total outstanding shares eligible to vote at the meeting, 20,130,311 shares were present in person or by proxy.  The stockholders were asked to take the following actions:

1.	Elect nine directors to Geokinetics’ nine-member Board of Directors, each to hold office for a term of one year;

2.	Approve the adoption of the Geokinetics' 2010 Stock Award Plan; and

3.	Approve the appointment of UHY LLP as Geokinetics’ independent public accountants for the fiscal year ending December 31, 2010.

PROPOSAL 1 – ELECTION OF DIRECTORS

The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
William R. Ziegler	15,918,873	340,851	13,070	3,857,517
Richard F. Miles	16,019,675	238,985	14,134	3,857,517
Christopher M. Harte	15,354,151	904,609	14,034	3,857,517
Steven A. Webster	15,812,513	447,211	13,070	3,857,517
Gary M. Pittman	15,563,889	694,871	14,034	3,857,517
Robert L. Cabes, Jr.	15,625,156	633,604	14,034	3,857,517
Christopher D. Strong	15,741,650	469,110	62,034	3,857,517
Gottfred Langseth	15,916,109	342,551	14,134	3,857,517
Anthony Tripodo	16,084,667	173,993	14,134

PROPOSAL 2 – APPROVAL OF ADOPTION OF GEOKINETICS' 2010 STOCK AWARDS PLAN

The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,772,790	3,486,295	13,709	3,857,517

PROPOSAL 3 – APPROVAL OF THE APPOINTMENT OF GEOKINETICS’ INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,035,887	82,360	12,064	0

ITEM 7.01   Regulation FD Disclosure

    The Management Presentation given by Richard F. Miles at  the Company's 2010 Annual Meeting of Stockholders is attached as Exhibit 99.1, the contents of which are furnished in their entirety.

        In accordance with general Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be "furnished" and shall not be deemed to be "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01      Exhibits

(d)    Exhibits.

99.1   Text of Management Presentation given at 2010 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: April 28, 2010	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Senior Vice President and Chief Financial Officer